UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) – November 13, 2003

Sotheby's Holdings, Inc.
(Exact name of registrant as specified in its charter)

Michigan	1-9750	38-2478409
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

38500 Woodward Avenue, Suite 100 Bloomfield Hills, Michigan		48304
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (248) 646-2400

Item 7. Financial Statements and Exhibits

(c)   Exhibits

99.1	Sotheby’s Holdings, Inc. earnings press release for the three and nine months ended September 30, 2003

Item 12. Results of Operations and Financial Condition

On November 13, 2003, Sotheby’s Holdings, Inc. issued a press release discussing its results of operations for the three and nine months ended September 30, 2003. This press release is furnished as Exhibit 99.1 to this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOTHEBY’S HOLDINGS, INC.

By:	/s/ Michael L. Gillis

Michael L. Gillis
Senior Vice President, Controller and Chief Accounting Officer

Date:	November 13, 2003